UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549
                                     --------

                                    FORM N-CSR
                                     --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                                   INVESTMENT COMPANIES

                     INVESTMENT COMPANY ACT FILE NUMBER 811-8689

                              THE NEVIS FUND, INC.
               (Exact name of registrant as specified in charter)
                                     --------


                              1119 St. Paul Street
                              Baltimore, MD 21202
              (Address of principal executive offices) (Zip code)

                         Forum Shareholder Services, LLC
                                P.O. Box 446
                           Portland, Maine 04112-0446
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-877-44-NEVIS

                      DATE OF FISCAL YEAR END: MAY 31, 2003

                      DATE OF REPORTING PERIOD: MAY 31, 2003

ITEM 1.    REPORTS TO STOCKHOLDERS.






                                [Logo Omitted]
                                THE NEVIS FUND








                          ANNUAL REPORT TO SHAREHOLDERS
                                  MAY 31, 2003

                                TABLE OF CONTENTS

Letter to Shareholders..................................................       1

Manager's Discussion and Analysis of Fund Performance...................       2

Performance Comparison..................................................       3

Statement of Net Assets.................................................       4

Statement of Operations.................................................       6

Statement of Changes in Net Assets......................................       7

Financial Highlights....................................................       8

Notes to Financial Statements...........................................       9

Independent Auditors' Report............................................      11

Directors and Officers of the Nevis Fund (Unaudited)....................      12

LETTER TO SHAREHOLDERS                                      The Nevis Fund, Inc.
June 12, 2003


DEAR FELLOW SHAREHOLDER:

The Nevis Fund's net asset value per share ("NAV") closed at $9.85 per share on May 31, 2003, down 3.4% from where it closed one year before. This compares with the NASDAQ Composite Index, which dropped 0.8%, the Russell 2000 Index which dropped 8.2%, and the S&P 500 Index, which fell 8.1%. While the Fund's year-over-year performance reflects little change, the actual day-to-day experience was more eventful. The three-year collapse of the NASDAQ appears to have bottomed on October 9, 2002 and the Nevis Fund's NAV also hit a low of $4.97 per share on that day. So you can see from the dramatic price movement in the Fund's NAV that the year contained significant interim price volatility.

The U.S. equity markets have performed well since October 9, 2002, and many strategists believe that this signals the coming of an economic recovery. A steadily rising equity market is often a precursor for improving corporate earnings. Most economists are projecting a slow economic recovery coupled with slowly rising interest rates. But curiously, interest rates have continued to drop in the face of the rising stock market, suggesting that perhaps the economy is not as healthy as some might think. The stock and bond markets are sending mixed signals today and at some point one will have to yield to the other. Either the economy is in the early stages of a recovery and the bond market will eventually weaken as interest rates rise, or the stock market will soften as rates remain low in the face of a struggling economy.

One additional complicating factor that has been raised by economists is whether deflation is present in today's economy. The extended weakness in the economy has left some economists wondering whether pricing power can be maintained in certain economic sectors. The Federal Reserve Board Chairman, Alan Greenspan has testified that he is confident that he has the tools at his disposal to combat the onset of deflation--mainly increasing money supply and lowering interest rates still further. On the latter point, critics observe that with a Fed Funds rate of only 1.25% Mr. Greenspan has less room to maneuver than they would prefer to see.

The per share NAV of the Fund increased 98.2% from the October 9, 2002 low to the May 31, 2003 fiscal year-end. This represents a significant increase in value over a relatively short period (less than 8 months) and begs the question: have the underlying fundamentals of the portfolio companies improved at this rate over this time frame? The answer, we believe, is a categorical no--and nor did we believe that the underlying fundamentals deteriorated by 51.3% (as measured by the Fund's per share NAV) between May 31, 2002 and October 9, 2002--but the question highlights the market's volatility during periods of economic and geo-political uncertainty.

We continue to look for companies that are either experiencing, or showing the potential to experience in the future, better than average growth in free cash flow per share. We seek to pay a multiple of that cash flow that is less than the growth rate. We are focused on companies that have strong market shares and offer high value added products. Our companies operate in many different businesses but they all have one characteristic: the prospect of generating a high return on invested capital in the future.

Our companies tend to have a relatively low level of Wall Street research. This is advantageous to us because it creates certain market inefficiencies in which we can build a position. We expect that, over time, if a company is successful and grows, Wall Street coverage will expand, and with it the likelihood of a higher P/E multiple as investors become more confident in a company's ability to deliver consistent earnings growth. This has been true in the past and should remain so in the future, with the caveat that the recent restructuring of Wall Street's research and investment banking functions will almost certainly have the effect of reducing traditional industry research resources.

We believe that the companies in the Fund today are well positioned to benefit from any sustained upturn in economic activity. Many of our holdings have been through significant industry downturns and have scaled back their expenses accordingly. The operating leverage imbedded in these income statements in many cases is significant, as they sell high gross margin product with low incremental, variable costs.

Please be aware that, unlike many other mutual funds, The Nevis Fund owns only a limited number of companies. On May 31, 2003, your Fund owned just 24 companies, with the top 10 stocks representing over 60% of the Fund's assets. This level of concentration means that your Fund will likely be more volatile than the major market indices. Moreover, in the short-term, especially during periods of market uncertainty, our holdings tend to fall more than the indices due in part to inefficiencies related to lower liquidity.

Thank you for your support.


/s/ David R. Wilmerding                                       /s/ Jon C. Baker
David R. Wilmerding, III                                      Jon C. Baker
Co-manager                                                    Co-manager

MANAGER'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

Fiscal year 2003

The Nevis Fund started  fiscal year 2003 with 19 equity  holdings and ended with
24. During fiscal 2003 we sold the following  eight holdings in their  entirety:
CSG Systems International, eBenX, Gene Logic, HealthSouth, Rational Software, SBA Communications, TMP Worldwide and Vitesse Semiconductor. Additionally, we sold partial amounts from the positions in companies that we either held in the fund last year or purchased during the year and continue to hold in the Fund, including: Armor Holdings, American Tower, Clarus, Clear Channel Communications, Connetics, Crown Holdings, MicroStrategy and WebMD.

During the course of the fiscal year, we made purchases of the following thirteen new holdings: ActivCard, Avid Technology, Central Gardens & Pet, Clarus Corp, Ditech Communications, Dick's Sporting Goods, FLIR Systems, Imax Corp., Ionics, Microstrategy, Tibco Software, Trimble Navigation and Tweeter Home Entertainment Group. Additionally, we added to our positions in Crown Holdings and Vicor Corp.

The top five companies contributing negatively to the Fund's performance as measured on the basis of realized and unrealized losses for the period were TMP Worldwide, HealthSouth, Armor Holdings, Gene Logic and CSG Systems. The top five companies contributing positively to the Fund's performance as measured on the basis of realized and unrealized gains for the period were American Tower, Connetics, eBenX, Microstrategy and Web MD.

As we pointed out in the shareholder letter, the Fund's net assets per share dropped 51.3% between May 31, 2002 and October 9, 2002, and then increased 98.2% from October 9, 2002 through May 31, 2003, recording a fiscal year decline of 3.4%. The decline experienced in the first 41/2 months and the rebound in the last 71/2 months was broad based. That is to say that every stock that we owned in the Fund on May 31, 2002 and still owned on October 9, 2002 declined over this period. Similarly, every stock that we owned on October 9, 2002 and still owned on May 31, 2003, increased in value over this period. We attribute the volatility in the Fund during this period to two primary phenomena: the first is the concentration of holdings relative to a more broadly diversified index such as the S&P 500, NASDAQ Composite or Russell 2000, and the second is overall market conditions. The US equity markets experienced unusual volatility during this period and we believe the lower liquidity in small growth companies helped to accentuate this volatility.

THE  FUND'S   CONCENTRATED   POSITIONS  OFTEN  TRANSLATE  INTO  HIGHER  INDUSTRY
WEIGHTINGS THAN INDICES TYPICALLY HAVE, THEREBY RESULTING IN RETURNS THAT DEVIATE FROM THE INDICES.

As of May 31, 2003, the Fund had, on a tax basis, $45,115,152 in unrealized losses and $72,579,045 in accumulated tax loss carryforwards.

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
                THE NEVIS FUND, VERSUS THE RUSSELL 2000 INDEX

                             Total Return 1
                  Annualized  Annualized  Cumulative
         One Year  3 Year     Inception   Inception
          Return   Return     to Date 2    to Date 2
--------------------------------------------------------------------------------
           -3.43%    -31.75%     1.49%     7.53%   The Nevis Fund, Inc.
--------------------------------------------------------------------------------
           -8.18%    -1.16%      0.61%     3.05%   Russell 2000 Index
--------------------------------------------------------------------------------

              The Nevis Fund   Russell 2000 Index
6/30/98           $10,000          $10,000
5/99              $19,010          $ 9,711
5/00              $33,821          $10,673
5/01              $20,327          $11,280
5/02              $11,135          $11,224
5/03              $10,753          $10,306


1 These figures represent past performance as of May 31, 2003. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. There are specific risks, including increased volatility and above average price fluctuations, inherent in investing in technology, science and small capitalized companies. During certain prior fiscal periods, the Fund benefitted substantially from first-day realized and unrealized gains from initial public offerings. These gains were particularly noteworthy given the Fund's relatively small asset base during portions of these periods. It is unlikely that the Fund will benefit to the same extent from these types of gains in the future, especially if Fund assets remain at current levels or if they increase.
2 The Nevis Fund commenced operations on June 29, 1998.

STATEMENT OF NET ASSETS                                     THE NEVIS FUND, INC.
May 31, 2003

                                                                        Market
                                                                        Value
                                                        Shares          (000)
                                                        ------        ----------


COMMON STOCK 98.4%
AEROSPACE & DEFENSE 2.9%
   Armor Holdings*                                      68,700        $     935
--------------------------------------------------------------------------------
BIOLOGICAL PRODUCTS 7.2%
   Connetics*                                          136,550            2,274
--------------------------------------------------------------------------------
COMMUNICATION SERVICES 8.9%
   American Tower, Cl A*                               313,978            2,813
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT 0.8%
   Ditech Communications*                               56,250              248
--------------------------------------------------------------------------------
COMPUTERS & SERVICES 4.6%
   ActivCard*                                          136,573            1,461
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING 4.4%
   Crown Holdings*                                     211,210            1,400
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS 4.1%
   Vicor*                                              147,975             1,291
--------------------------------------------------------------------------------
ENTERTAINMENT 5.7%
   Avid Technology*                                     25,920              875
   Imax*                                               120,000              917
--------------------------------------------------------------------------------
                                                                          1,792
--------------------------------------------------------------------------------
FINANCIAL SERVICES 8.3%
   Providian Financial*                                291,072            2,631
--------------------------------------------------------------------------------
MEASURING DEVICES 9.8%
   FLIR Systems*                                        50,424            1,438
   Ionics*                                              62,526            1,322
   Trimble Navigation*                                  12,500              337
--------------------------------------------------------------------------------
                                                                          3,097
--------------------------------------------------------------------------------
RETAIL 7.9%
   Dick's Sporting Goods*                               36,022            1,044
   Tweeter Home Entertainment Group*                   190,000            1,448
--------------------------------------------------------------------------------
                                                                          2,492
--------------------------------------------------------------------------------
SERVICES-BUSINESS SERVICES 1.9%
   Wind River Systems*                                 163,248              607
--------------------------------------------------------------------------------
SERVICES-COMPUTER INTEGRATED SYSTEMS DESIGN 3.3%
   Parametric Technology*                              320,368            1,041
--------------------------------------------------------------------------------
SERVICES-COMPUTER PROCESSING & DATA PREPARATION 7.8%
   WebMD*                                              247,996            2,465
--------------------------------------------------------------------------------
SERVICES-COMPUTER PROGRAMMING SERVICES 1.9%
   Primus Knowledge Solutions*                         704,000              599
--------------------------------------------------------------------------------
SERVICES-PREPACKAGED SOFTWARE 10.7%
   Clarus*                                              94,700              586
   MicroStrategy*                                       65,000            2,217
   TIBCO Software*                                     124,018              601
--------------------------------------------------------------------------------
                                                                          3,404
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                     THE NEVIS FUND, INC.
May 31, 2003 (Concluded)

                                                                        Market
                                                                        Value
                                                        Shares          (000)
                                                        ------        ----------

TELEVISION BROADCASTING STATIONS 3.8%
   Clear Channel Communications*                        29,400        $   1,197
--------------------------------------------------------------------------------
WHOLESALE 4.4%
   Central Garden & Pet*                                55,528            1,386
--------------------------------------------------------------------------------
TOTAL COMMON STOCK
   (Cost $76,240)                                                        31,133
--------------------------------------------------------------------------------
CASH EQUIVALENT 1.3%
   SEI Daily Income Trust                              421,403              421
--------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT
   (Cost $421)                                                              421
--------------------------------------------------------------------------------
TOTAL INVESTMENTS 99.7%
   (Cost $76,661)                                                        31,554
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES  0.3%
   Investment Advisory Fee Payable                                          (14)
   Other Assets and Liabilities, Net                                        108
--------------------------------------------------------------------------------
TOTAL OTHER ASSETS AND LIABILITIES                                           94
--------------------------------------------------------------------------------
Total Net Assets 100.0%                                               $  31,648
--------------------------------------------------------------------------------
NET ASSETS
   Paid in Capital (unlimited authorization-- no par value)
     based on 3,211,404 outstanding shares of beneficial interest     $ 168,740
   Undistributed net investment income                                        5
   Accumulated net realized loss on investments                         (91,990)
   Net unrealized depreciation on investments                           (45,107)
--------------------------------------------------------------------------------
TOTAL NET ASSETS 100.0%                                                $ 31,648
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share               $   9.85
--------------------------------------------------------------------------------
* NON-INCOME PRODUCING SECURITY
Cl-- CLASS










    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS                                     THE NEVIS FUND, INC.
For the year ended May 31, 2003


--------------------------------------------------------------------------------
INVESTMENT INCOME:
    Interest Income                                                    $     17
--------------------------------------------------------------------------------
Total Investment Income                                                      17
--------------------------------------------------------------------------------
EXPENSES:
    Investment Advisory Fees (See Note 4)                                   378
--------------------------------------------------------------------------------
Total Expenses                                                              378
--------------------------------------------------------------------------------
Net Investment Loss                                                        (361)
--------------------------------------------------------------------------------
Net Realized Loss on Investments                                        (43,396)
--------------------------------------------------------------------------------
Net Change in Unrealized Appreciation/(Depreciation) on Investments      41,428
--------------------------------------------------------------------------------
Net Realized and Unrealized Loss on Investments                          (1,968)
--------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations                  $  (2,329)
================================================================================

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (000)                   THE NEVIS FUND, INC.
For the years ended May 31,


--------------------------------------------------------------------------------
                                                         2003            2002
                                                      ----------      ----------
INVESTMENT ACTIVITIES:
    Net Investment Loss                               $   (361)       $    (752)
    Net Realized Loss on Investments                   (43,396)         (28,756)
     Net Change in Unrealized
     Appreciation/(Depreciation) on Investments         41,428           (4,788)
--------------------------------------------------------------------------------
    Net Decrease in Net Assets Resulting From
    Operations                                          (2,329)         (34,296)
--------------------------------------------------------------------------------
SHARE TRANSACTIONS:
    Proceeds from Shares Issued                          3,998           12,107
    Redemption Fees (See Note 6)                             7                7
    Cost of Shares Repurchased                          (6,660)         (21,197)
--------------------------------------------------------------------------------
    Decrease in Net Assets from Capital
    Share Transactions                                  (2,655)          (9,083)
--------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                            (4,984)         (43,379)
--------------------------------------------------------------------------------
NET ASSETS:
    Beginning of Period                                 36,632           80,011
--------------------------------------------------------------------------------
NET ASSETS:
    End of Period (including undistributed
    net investment income of $5 and $0, respectively) $ 31,648         $ 36,632
================================================================================
CAPITAL SHARE TRANSACTIONS:
    Shares Issued                                          523              884
    Shares Redeemed                                       (902)          (1,592)
--------------------------------------------------------------------------------
NET DECREASE IN SHARES FROM CAPITAL
SHARE TRANSACTIONS                                        (379)            (708)
================================================================================










    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                                        THE NEVIS FUND, INC.
For a share outstanding throughout each period
For the periods ended May 31,


                                   Realized                                                                     Ratio
              Net                     and                      Net                      Net                    of Net
             Asset                Unrealized  Distributions   Asset                   Assets       Ratio     Investment
             Value        Net   Gains (Losses)    From        Value                     End     of Expenses     Loss      Portfolio
           Beginning  Investment      on         Capital       End         Total     of Period  to Average   to Average   Turnover
           of Period     Loss     Securities      Gains     of Period     Return+      (000)    Net Assets   Net Assets     Rate
====================================================================================================================================

2003         $10.20     $(0.11)   $  (0.24)       $--        $  9.85       (3.43)%  $  31,648       1.50%      (1.43)%      51.24%
2002          18.62      (0.32)      (8.10)        --          10.20      (45.22)      36,632       1.50       (1.33)       26.20
2001          30.98      (0.31)     (12.05)        --          18.62      (39.90)      80,011       1.50       (1.45)       21.86
2000          19.01      (0.19)      14.81(2)   (2.65)         30.98       77.91**    197,497       1.50       (1.24)       56.50
1999(1)       10.00      (0.01)       9.02         --          19.01       90.10**      9,975       1.50*      (1.03)*     251.60
------------------------------------------------------------------------------------------------------------------------------------

    AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR ROUND TO $0.
 *  ANNUALIZED
**  THE FUND BENEFITED SUBSTANTIALLY FROM FIRST-DAY REALIZED AND UNREALIZED GAINS FROM INITIAL PUBLIC OFFERINGS DURING THESE
    PERIODS. THESE GAINS WERE PARTICULARLY NOTEWORTHY GIVEN THE FUND'S RELATIVELY SMALL ASSET BASE DURING PORTIONS OF THESE PERIODS.
    IT IS UNLIKELY THAT THE FUND WILL BENEFIT TO THE SAME EXTENT FROM THESE TYPES OF GAINS IN THE FUTURE, ESPECIALLY IF FUND ASSETS
    REMAIN AT CURRENT LEVELS OR IF THEY INCREASE.
+   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A
    SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(1) THE NEVIS FUND, INC. COMMENCED OPERATIONS ON JUNE 29, 1998.
(2) THE AMOUNT SHOWN FOR THE YEAR ENDED MAY 31, 2000 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD DOES NOT ACCORD WITH THE
    AGGREGATE NET GAINS ON INVESTMENTS FOR THAT PERIOD BECAUSE OF THE SALES AND REPURCHASES OF FUND SHARES IN RELATION TO
    FLUCTUATING MARKET VALUE OF THE INVESTMENTS OF THE FUND.










    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                               THE NEVIS FUND, INC.
May 31, 2003


1. ORGANIZATION:

The Nevis Fund, Inc. (the "Fund") was incorporated in Maryland on February 20, 1998. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The Fund's prospectus provides a description of the Fund's investment goals and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Fund.

   USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   SECURITY VALUATION -- Securities listed on a securities exchange, and for which quotations are readily available, are valued at the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Securities that are quoted on the NASDAQ national market system are valued at the official closing price. Short term investments that have remaining maturities of sixty days or less at time of purchase may be valued at amortized cost, which approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Directors.

   FEDERAL INCOME TAXES -- It is the Fund's intention to continue to qualify as a regulated investment company. The Fund's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute all of its taxable income and net capital gains to its shareholders. Accordingly, no provision for federal income taxes is required.

   SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are based on the specific identification method. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date.

   DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid to shareholders annually. Any net realized capital gains are distributed to shareholders at least annually.

3. ORGANIZATIONAL COSTS AND TRANSCTIONS WITH AFFILIATES:

Organizational costs of $28,806 have been capitalized by the Fund and are being amortized over sixty months commencing on the date of inception of the Fund. In the event the initial shares of the Fund are redeemed by any holder thereof during the period that the Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. The balance of the unamortized organizational costs at May 31, 2003 is $107, and will be fully amortized on June 29, 2003.

Certain officers of the Fund are also officers of SEI Investment Global Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Fund for serving as officers of the Trust.

4. INVESTMENT MANAGEMENT ARRANGEMENTS:

The Fund and Nevis Capital Management LLC (the "Adviser") are parties to an Investment Management Agreement under which the Adviser receives an annual fee equal to 1.50% of the average daily net assets of the Fund. Pursuant to its Investment Management Agreement with the Fund, the Adviser has agreed to bear all ordinary expenses incurred by the Fund in the conduct of its operations. The Fund will bear any extraordinary expenses incurred in the course of its business.

5. ADMINISTRATION, TRANSFER AGENCY AND SERVICES,
   CUSTODIAN AND DISTRIBUTION AGREEMENTS:

As discussed above, the Adviser has agreed to bear all ordinary expenses incurred in the conduct of the Fund's operations. This includes the following contractual relationships:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services for an annual fee, computed daily and paid monthly, at the annual rate of 0.12% of the first $100 million of the average daily net assets of the Fund, 0.10% of the next $100 million of such assets, and 0.08% of such assets in excess of $200 million subject to a minimum annual fee of $120,000. For the year ended May 31, 2003, the Administrator received $120,000.

Forum Shareholder Services, LLC (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)                   THE NEVIS FUND, INC.
May 31, 2003

for the Fund under a Transfer Agency and Services Agreement with the Fund.

The Fund and the Distributor are parties to a Distribution Agreement. For its services, the Distributor received $498 for the year ended May 31, 2003.

Wachovia Bank, N.A. serves as custodian (the "Custodian") for the Fund.

6. REDEMPTION FEES:

The Fund imposes a redemption fee equal to 2% on shares redeemed within 180 of their purchase. The redemption fee is intended to limit short-term trading in the Fund. Any proceeds from the fees will be credited to the assets of the Fund. For the year ended May 31, 2003, redemption fees in the amount of $6,833 were retained by the Fund.

7. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended May 31, 2003 were as follows (000):

Purchases
  U.S. Gov't ............................         $    --
  Other .................................          12,758
Sales
  U.S. Gov't ............................         $    --
  Other .................................          14,493

8. FEDERAL TAX INFORMATION:

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature.

To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following differences as of May 31, 2003, primarily attributable to certain net operating losses, which for tax purposes were reclassified to paid-in-capital or were used to offset net short-term capital gains as follows (000):

              INCREASE
            UNDISTRIBUTED               DECREASE
            NET INVESTMENT               PAID-IN
               INCOME                    CAPITAL
            --------------              ---------
                 $366                     ($366)



As of May 31, 2003, the components of accumulated losses on a tax basis were as follows (000): Capital loss carryforwards:

         Expiring in 2009                   $ (15,922)
         Expiring in 2010                     (20,955)
         Expiring in 2011                     (35,702)
                                              --------
Total capital loss carryforwards              (72,579)
Post-October losses                           (19,405)
Net unrealized depreciation                   (45,115)
Other temporary difference                          7
                                              --------
         Total accumulated losses           $(137,092)

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

Post-October losses represent losses realized on investment transactions from November 1, 2002 through May 31, 2003 that, in accordance with Federal income tax regulations the Fund has elected to defer and treat as having arisen in the following fiscal year.

At May 31, 2003, the total cost of securities and the net realized gains or losses on securities sold for federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at May 31, 2003, is as follows (000):


Federal Tax Cost.........................         $76,669
                                                  =======
Aggregate gross unrealized
  appreciation .........................            5,159
Aggregate gross unrealized
  depreciation .........................          (50,274)
                                                  -------
Net unrealized depreciation ............         $(45,115)
                                                  =======

9. CONCENTRATION/RISK:

The Fund is non-diversified, which means that it may invest in the securities of relatively few companies. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these companies and may experience increased volatility due to its investments in those securities.

INDEPENDENDENT AUDITOR'S REPORT


The Board of Directors and Shareholders
  The Nevis Fund, Inc.:


We have audited the accompanying statement of net assets of The Nevis Fund, Inc. (the Fund), as of May 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years in the two-year period ended May 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or period ended May 31, 2001, and prior, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial statements in their report dated July 12, 2001.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2003, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Nevis Fund, Inc. as of May 31, 2003, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the years in the two-year period ended May 31, 2003, in conformity with accounting principles generally accepted in the United States of America.


                                    KPMG LLP
Philadelphia, Pennsylvania
July 3, 2003

DIRECTORS AND OFFICERS OF THE NEVIS FUND (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                            TERM OF                                             NUMBER OF
                                            OFFICE                                             PORTFOLIOS
                                             AND                   PRINCIPAL                    IN FUND
                          POSITION(S)     LENGTH OF              OCCUPATIONS(S)                 COMPLEX          OTHER DIRECTORSHIPS
NAME,                     HELD WITH         TIME                  DURING PAST                   OVERSEEN                HELD BY
ADDRESS AND AGE           REGISTRANT        SERVED                  FIVE YEARS                 BY DIRECTOR              DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS*
David R., Wilmerding,     President and   Director       Managing Member, Nevis                    1                      N/A
III                       Director        since 1998     Capital Management LLC.
1119 St. Paul St.
Baltimore, MD 21202
42
------------------------------------------------------------------------------------------------------------------------------------
Jon C. Baker              Senior Vice     Director       Managing Member, Nevis                    1                      N/A
1119 St. Paul St.         President and   since 1998     Capital Management LLC.
Baltimore, MD 21202       Director
39
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
Joseph R. Hardiman        Director        Director       Retired; President and Chief              1            Director, Corvis
1119 St. Paul St.                         since 1998     Executive Officer and a member                         Corporation
Baltimore, MD 21202                                      of the Board of Directors and the                      (optical networks),
66                                                       Executive Committees of the National                   SoundView
                                                         Association of Securities Dealers, Inc.                Technology Group,
                                                         and its wholly owned subsidiary, The                   Inc. (investment
                                                         Nasdaq Stock Market, Inc. from                         banking), Deutsche
                                                         September 1987 to January 1997.                        Asset Management
                                                         Director,Corvis Corporation (optical                   Funds and ISI
                                                         networks),SoundView Technology Group,                  Family of Funds.
                                                         Inc. (investment banking), Deutsche Asset
                                                         Management Funds and ISIFamily of Funds.
------------------------------------------------------------------------------------------------------------------------------------
Bailey Morris-Eck         Director        Director       Senior Associate of the Reuters           1            Director of
Good Fellowship Farm                      since 1999     Foundation and Director of Reuters/                    Reuters/Carnegie
3023 Black Rock Road                                     Carnegie Public Policy Series. Served as               Public Policy
Butler, MD 21023-1039                                    Vice President of the Bookings Institution             Series, Investment
60                                                       from April 1997 through April 1999. Served             Company of
                                                         as a Senior Advisor to the U.S. President              America, AMF,
                                                         on Economic Policy and Summit Coordina-                AMCAPFund, Inc.
                                                         tion from 1994-1997. Director, Investment              and American Funds
                                                         Company of America, AMF, AMCAPFund,                    Group.
                                                         Inc. and American Funds Group.
------------------------------------------------------------------------------------------------------------------------------------
Charles E. Noell          Director        Director       General Partner of JMIEquity Fund, L.P.   1            Director, Peregrine
1119 St. Paul St.                         since 1998     Director, Peregrine Systems, Neon                      Systems, Neon
Baltimore, MD 21202                                      Systems and Transaction Systems                        Systems and Trans-
51                                                       Architects, Inc. (software companies)                  action Systems
                                                                                                                Architects, Inc.
                                                                                                                (software companies)
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
Peter Golden              Controller,     Since          Accounting Director of SEI Investments    N/A                    N/A
530 East Swedesford       CFO and         2001           Distribution Co. since June 2001. Vice
Rd.,                      Treasurer                      President of Funds Administration,
Wayne, PA 19087                                          J.P. Morgan Chase & Co., 2000-2001.
39                                                       Vice President of Pension and Mutual
                                                         Fund Accounting, Chase Manhattan Bank,
                                                         1997-2000.
------------------------------------------------------------------------------------------------------------------------------------
Timothy D. Barto          Vice President  Since          Employed by SEI Investments since         N/A                    N/A
One Freedom Valley        and Assistant   1/25/00        October 1999. Vice President and
Drive                     Secretary                      Assistant Secretary of SEI Investment
Oaks, PA 19456                                           Management Corporation and SEI
35                                                       Investments Distribution Co. since
                                                         December 1999. Associate, Dechert
                                                         Price & Rhoades (law firm), 1997-1997.
------------------------------------------------------------------------------------------------------------------------------------



                                        12


------------------------------------------------------------------------------------------------------------------------------------
                                            TERM OF                                             NUMBER OF
                                            OFFICE                                             PORTFOLIOS
                                             AND                   PRINCIPAL                    IN FUND
                          POSITION(S)     LENGTH OF              OCCUPATIONS(S)                 COMPLEX          OTHER DIRECTORSHIPS
NAME,                     HELD WITH         TIME                  DURING PAST                   OVERSEEN                HELD BY
ADDRESS AND AGE           REGISTRANT        SERVED                  FIVE YEARS                 BY DIRECTOR              DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS (CONTINUED)
Todd B. Cipperman         Vice President  Since          Senior Vice President and General         N/A                   N/A
One Freedom Valley        and Assistant   1/25/00        Counsel of SEI Investments. Senior
Drive                     Secretary                      Vice President, General Counsel, and
Oaks, PA 19456                                           Secretary of SEI Investment Manage-
37                                                       ment Corporation and SEI Investments and
                                                         Distribution Co. since 2000. Vice
                                                         President Assistant Secretary of SEI
                                                         Investments, the Adviser, the
                                                         Administrator and the Distributor,
                                                         1995-2000.
------------------------------------------------------------------------------------------------------------------------------------

Lydia A. Gavalis          Vice President  Since 1998     Vice President and Assistant Secretary    N/A                   N/A
One Freedom Valley        and Assistant                  of SEI Investments, SEI Investments
Drive                     Secretary                      Management Corporation and SEI
Oaks, PA 19456                                           Investments Distribution Co. since 1998.
39                                                       Assistant General Counsel and Director
                                                         of Arbitration, Philadelphia Stock
                                                         Exchange, 1989-1998.
------------------------------------------------------------------------------------------------------------------------------------

John C. Munch             Vice President  Since          Vice President and Assistant Secretary    N/A                   N/A
One Freedom Valley        and Assistant   11/28/01       of SEI Investments Management
Drive                     Secretary                      Corporation and SEI Investments
Oaks, PA 19456                                           Distribution Co. since November 2001.
32                                                       Associate, Howard, Rice, Nemorvoski,
                                                         Canady, Falk & Rabkin (law firm),
                                                         1998-2001. Associate, Seward &
                                                         Kissel LLP (law firm), 1996-1998.
------------------------------------------------------------------------------------------------------------------------------------

Christine M.              Vice President  Since          Employed by SEI Investments since         N/A                   N/A
McCullough                and Assistant   1/25/00        November 1999. Vice President and
One Freedom Valley        Secretary                      Assistant Secretary of SEI Investments
Drive                                                    Management Corporation and SEI
Oaks, PA 19456                                           Investments Distribution Co. since
42                                                       December 1999. Associate, White &
                                                         Williams LLP, 1991-1999.
------------------------------------------------------------------------------------------------------------------------------------

William E. Zitelli, Jr.   Vice President  Since          Vice President and Assistant Secretary    N/A                   N/A
One Freedom Valley        and Assistant   11/29/00       of SEI Investments Management Corpora-
Drive                     Secretary                      tion and SEI Investments Distribution Co.
Oaks, PA 19456                                           since August 2000. Vice President,
35                                                       Merrill Lynch & Co. Asset Management
                                                         Group, 1998-2000. Associate, Pepper
                                                         Hamilton LLP, 1997-1998.
------------------------------------------------------------------------------------------------------------------------------------
Sherry K. Vetterlein      Vice President  Since 2001     Vice President and Assistant Secretary    N/A                   N/A
One Freedom Valley        and Assistant                  of SEI Investments Mutual Funds
Drive                     Secretary                      Services since January 2001. Shareholder/
Oaks, PA 19456                                           Partner, Buchnan Ingersol Professional
41                                                       Corporation, 1992-2000.
------------------------------------------------------------------------------------------------------------------------------------

*Director who is deemed to be an "interested person" of the Nevis Fund as defined in the 1940 Act is referred to as an "Interested
Director". Mr. Wilmerding, III and Mr. Baker are considered to be "interested persons" of the Nevis Fund as they are Managing
Members of Nevis Capital Management LLC, the Nevis Fund's Adviser.

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

                               INVESTMENT ADVISER
                          Nevis Capital Management LLC
                              1119 St. Paul Street
                               Baltimore, MD 21202





                                  ADMINISTRATOR
                      SEI Investments Global Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456





                                    DIRECTORS
                                 Joseph Hardiman
                                Bailey Morris-Eck
                                  Charles Noell
                                    Jon Baker
                              David Wilmerding, III





                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                                 Oaks, PA 19456





                                  LEGAL COUNSEL
                           Morgan, Lewis & Bockius LLP
                               1701 Market Street
                             Philadelphia, PA 19103





                         INDEPENDENT PUBLIC ACCOUNTANTS
                                    KPMG LLP
                               1601 Market Street
                           Philadelphia, PA 19103-2499











NEV-AR-002-0200

ITEM 2.    CODE OF ETHICS.

Not applicable - only effective for annual reports with periods ending on or after July 15, 2003.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable - only effective for annual reports with periods ending on or after July 15, 2003.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable - only effective for annual reports with periods ending on or after December 15, 2003.

ITEMS 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.    (RESERVED)

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  (RESERVED)

ITEM 9.    CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared. Further, in their opinion, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of our evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEMS 10.  EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable.

(b) A separate certification for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2) are filed herewith. Officer certifications are required by Section 906 of the Sarbanes Oxley Act of 2002 also accompany this filing as an Exhibit.

--------------------------------------------------------------------------------

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                       The Nevis Fund, Inc.


By (Signature and Title)*                          /s/_David R. Wilmerding, III
                                                   ----------------------------
                                                   David R. Wilmerding, III, CEO

Date: 07/25/03




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                          /s/ David R. Wilmerding, III
                                                   -----------------------------
                                                   David R. Wilmerding, III, CEO

Date: 07/25/03


By (Signature and Title)*                          /s/ Peter Golden
                                                   -----------------------------
                                                   Peter Golden, CFO

Date:  07/25/03
* Print the name and title of each signing officer under his or her signature.